UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________
FORM 8-K

_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): May 20, 2025
Curis, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30347	04-3505116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

128 Spring Street, Building C - Suite 500, Lexington, MA 02421
(Address of Principal Executive Offices) (Zip Code)
(617) 503-6500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CRIS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.
To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 below is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 20, 2025, Curis, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), as a virtual web conference at www.virtualshareholdermeeting.com/CRIS2025, at which a quorum was present by proxy.
At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Fifth Amended and Restated 2010 Stock Incentive Plan (the “Fifth Amended and Restated 2010 Plan”) to reserve an additional 1,255,000 shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”) for issuance under the plan, increasing the total number of shares of Common Stock authorized for issuance thereunder from 2,101,600 shares to 3,356,600 shares.
The foregoing description of the Fifth Amended and the Restated 2010 Plan, as amended does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amended and Restated 2010 Plan, as amended, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting, the Company’s stockholders adopted and approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s capital stock from 39,171,875 to 73,343,750 and the number of authorized shares of the Common Stock from 34,171,875 to 68,343,750 (the “Increase in Authorized Shares Certificate of Amendment”). The additional Common Stock authorized by the Increase in Authorized Shares Certificate of Amendment has rights identical to the Company’s currently outstanding Common Stock. The Company filed the Increase in Authorized Shares Certificate of Amendment, which was effective upon filing, with the Secretary of State of the State of Delaware on May 20, 2025.
The foregoing summary of the Increase in Authorized Shares Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Restated Certificate of Incorporation, as amended, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
On May 20, 2025, the board of directors of the Company (the “Board”) approved an amendment and restatement of the Company’s Amended and Restated By-Laws (as so amended and restated, the “Amended and Restated By-Laws”), effective immediately. The amendment effected by the Amended and Restated By-Laws modified Section 3.8 thereof to provide that one-third (1/3) of the shares, instead of a majority, of capital stock of the Company issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise required by law, the Company’s Restated Certificate of Incorporation, as amended, or the Amended and Restated By-Laws.
The foregoing description of the Amended and Restated By-Laws is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders voted on six proposals, each of which is described in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 10, 2025:
1.The following nominees were elected to the Board as Class II directors for terms of three years expiring at the 2028 annual meeting of stockholders:

Name	For	Withheld	Broker Non-votes
John A. Hohneker, M.D.	3,403,598	120,223	2,364,525
Marc Rubin, M.D.	3,377,670	146,151	2,364,525

2.A nonbinding advisory proposal on the compensation of the Company’s named executive officers was approved:

For	Against	Abstain	Broker Non-votes
2,783,619	195,504	544,698	2,364,525

3.The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified:

For	Against	Abstain
5,772,642	62,501	53,203

4.Amendment No. 1 to the Fifth Amended and Restated 2010 Plan to reserve up to an additional 1,255,000 shares of Common Stock for issuance under the plan was approved:

For	Against	Abstain	Broker Non-votes
3,113,303	240,614	169,904	2,364,525

5.The amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s capital stock from 39,171,875 to 73,343,750 and the number of authorized shares of Common Stock from 34,171,875 to 68,343,750 was adopted and approved:

For	Against	Abstain
5,276,267	552,046	60,033

6.In accordance with Nasdaq Listing Rule 5635(d), the issuance of up to 8,316,882 shares of Common Stock upon the exercise of certain warrants issued on March 31, 2025 in a private placement was approved:

For	Against	Abstain	Broker Non-votes
3,101,096	368,550	54,175	2,364,525

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Restated Certificate of Incorporation of Curis, Inc., as amended
3.2	Amended and Restated By-laws of Curis, Inc.
99.1	Fifth Amended and Restated 2010 Stock Incentive Plan, as amended (incorporated by reference to Appendix A of the Company’s Proxy Statement on Scheduled 14A, filed on April 10, 2025)
104	Cover Page Interactive Data File (embedded within the InLine XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date:	May 22, 2025	By:	/s/ Diantha Duvall
Diantha Duvall
Chief Financial Officer